SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 16, 2007

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Commission	Registrant; State of Incorporation	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.
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1-5324	NORTHEAST UTILITIES	04-2147929
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(a Massachusetts voluntary association)
One Federal Street, Building 111-4
Springfield, Massachusetts 01105
Telephone: (413) 785-5871

0-00404	THE CONNECTICUT LIGHT AND POWER COMPANY	06-0303850
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(a Connecticut corporation)
107 Selden Street
Berlin, Connecticut 06037-1616
Telephone: (860) 665-5000

Not Applicable

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Section 8   -

Other Events

Item 8.01

Other Events.

On November 16, 2007, the Connecticut Department of Public Utility Control (“DPUC”) granted the request of The Connecticut Light and Power Company (“CL&P”) to extend the statutory deadline for acting on CL&P’s distribution rate case application. The DPUC accordingly adjusted the schedule in the proceeding to provide for the issuance of a draft decision on January 16, 2008 and a final decision on January 28, 2008.  On November 7, 2007, CL&P had made its request so that it, the DPUC staff, the Connecticut Attorney General, the Office of Consumer Counsel and other parties would have sufficient time to engage in settlement discussions.

For further information on CL&P’s rate case proceeding, reference is made to Northeast Utilities' and CL&P’s Quarterly Reports on Form 10-Q for the periods ending June 30, 2007 and September 30, 2007, under “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Financial Condition and Business Analysis – Regulatory Developments and Rate Matters – Connecticut – CL&P.”

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

NORTHEAST UTILITIES THE CONNECTICUT LIGHT AND POWER COMPANY (Registrants)
By: /s/ Shirley M. Payne
Name: Shirley M. Payne Title: Vice President-Accounting and Controller

Date:  November 19, 2007